UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2012

WEST COAST BANCORP

(Exact name of registrant as specified in its charter)

Oregon	001-34509	93-0810577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5335 Meadows Road, Suite 201, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-0884

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 25, 2012, West Coast Bancorp, an Oregon corporation (“West Coast”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Banking System, Inc., a Washington corporation (“Columbia”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a newly formed subsidiary of Columbia will merge with and into West Coast (the “Merger”), with West Coast continuing as the surviving corporation (the “Surviving Corporation”). As soon as reasonably practicable following the Merger, and as part of a single integrated transaction, the Surviving Corporation will be merged with and into Columbia (the “Second Step Merger”, and together with the Merger, the “Mergers”). The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of West Coast and Columbia.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, West Coast shareholders will have the right to receive, at their election (but subject to customary proration and allocation procedures applicable to oversubscription and undersubscription for cash consideration), either cash, stock, or a unit consisting of a mix of cash and stock, in an amount equal to their pro rata share (adjusted to account for Class C warrants and in-the-money stock options) of the total consideration, which consists of $264,468,650 in cash plus 12,809,525 shares of Columbia common stock (the “Merger Consideration”). The per share Merger Consideration payable at the effective time of the Merger will be a function of the average closing price of Columbia common stock for the twenty day period beginning on the twenty fifth day before the effective time of the Merger. If the effective time of the Merger does not occur on or prior to the later of (i) six months from the execution of the Merger Agreement (the “Six Months Date”) and (ii) April 1, 2013, and if West Coast’s consolidated total stockholders’ equity (subject to adjustment for certain unaccrued fees and expenses incurred in connection with the Merger) exceeds $328,000,000, the aggregate Merger Consideration will be increased by an amount equal to West Coast’s earnings during the period from the Six Months Date to the effective time (excluding the amount of quarterly cash dividends paid by West Coast during such period. In addition, if the average closing price of Columbia’s common stock for the twenty days beginning on the twenty fifth day before the effective time of the Merger has declined by more than 17.5% from the price of Columbia common stock on the day of the execution of the Merger Agreement, and Columbia’s common stock underperforms the Keefe Bruyette & Wood (KBW) Regional Banking Index by more than 17.5% during such period, West Coast may terminate the Merger Agreement unless Columbia contributes sufficient additional cash consideration to offset any reduction in the value of the Merger Consideration attributable to such decline.

The Merger Agreement provides that, as set forth in the terms of the Class C Warrants, each Class C Warrant will become exercisable for Merger Consideration based on the Merger Consideration that would have been received if such Class C Warrant had been exercised for Series B Preferred Stock and converted into West Coast common stock prior to the effective time, subject to election, proration and allocation procedures, and each Class C Warrant that remains outstanding and unexercised at the effective time will be deemed an equivalent warrant, with adjusted exercise prices and number of underlying shares, with rights to receive such Merger Consideration upon future exercise. Upon consummation of the Merger, each outstanding and unexercised West Coast stock option will be converted into and become a vested option to purchase shares of common stock of Columbia on the same terms and conditions (other than vesting) as immediately prior to the effective time of the Merger, subject to adjustment based on the Merger Consideration of the exercise price and the number of shares of Columbia common stock issuable upon exercise of such option. As provided in the terms of the Series B Preferred Stock, each holder of outstanding shares of Series B Preferred Stock will have the option to convert any of such holder’s shares into the Merger Consideration on a common-equivalent basis, subject to election, proration and allocation procedures. Any shares of Series B Preferred Stock not converted into the Merger Consideration at the effective time of the Merger will remain outstanding and convert into preference securities of Columbia having rights, preferences, privileges, and voting powers that are not materially less favorable to the holders of Series B Preferred stock than those they had prior to the Merger. At the effective time, each share of West Coast restricted stock will vest in full and will be converted into the right to receive the Merger Consideration.

The Merger Agreement contains customary representations and warranties from both West Coast and Columbia. West Coast has also agreed to various customary covenants and agreements, including, among others, (1) to conduct its business in the ordinary course consistent with past practice in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (2) not to engage in certain kinds of transactions or take certain actions during this period without the prior written consent of Columbia (which may not be unreasonably withheld), (3) subject to certain exceptions, to convene and hold a meeting of its shareholders to consider and vote upon the Merger Agreement, (4) to recommend approval of the Merger Agreement to its shareholders and, subject to certain exceptions, not to withdraw or materially and adversely modify such recommendation, (5) not to initiate, solicit, encourage or knowingly facilitate any alternative proposal to acquire West Coast, and (6) subject to certain exceptions, not to provide any non-public information in connection with any such alternative proposal, or engage in any discussions relating to any such proposal.

Columbia has also agreed to various customary covenants and agreements, including, among others, (1) to convene and hold a meeting of its shareholders to consider and vote upon the issuance of Columbia common stock in connection with the Merger (the “Stock Issuance”) and (2) not to take certain actions during the interim period between the execution of the Merger Agreement and the consummation of the Merger without the prior written consent of West Coast (which may not be unreasonably withheld).

The consummation of the Merger is subject to customary conditions, including, among others, (1) approval by West Coast shareholders of the Merger Agreement, (2) approval by Columbia shareholders of the Stock Issuance, (3) effectiveness of the registration statement on Form S-4 for the Columbia common stock to be issued in the Merger, (4) authorization for listing on the Nasdaq Stock Exchange of the shares of Columbia common stock to be issued in the Merger, (5) the absence of any law, order, injunction or decree prohibiting or making illegal the closing of the Merger or the other transactions contemplated by the Merger Agreement and (6) receipt of required regulatory approvals. Each party’s obligation to consummate the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations and (iii) the receipt by such party of an opinion from its counsel to the effect that the Mergers, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement, in addition to providing that the parties can mutually agree to terminate the agreement, contains certain termination rights for West Coast and Columbia, as the case may be, including in the event that: (1) there is a final, non-appealable denial of a required regulatory approval or an injunction is issued permanently prohibiting the transactions contemplated by the Merger Agreement, (2) the Merger is not consummated on or before July 1, 2013 (which can be extended by either party to October 1, 2013 if required regulatory approvals are still pending), unless the failure to consummate the Merger by such date is due to the terminating party’s failure to perform its covenants and agreements, (3) there is a breach by the other party that would cause the failure of the closing conditions set forth in the Merger Agreement, and such breach is not or cannot be cured within 30 days’ notice of such breach, (4) West Coast’s shareholders fail to approve the Merger Agreement at the duly convened West Coast shareholder meeting, or Columbia’s shareholders fail to approve the Stock Issuance at the duly convened Columbia shareholder meeting, unless the terminating party’s breach caused the failure to obtain such shareholder approval, (5) the West Coast Board of Directors fails to recommend that its shareholders approve the Merger Agreement or withdraws or materially and adversely modifies that recommendation or the West Coast Board of Directors recommends an alternative transaction, (6) West Coast determines to enter into a definitive agreement providing for a superior proposal, or (7) the average closing price of Columbia’s common stock declines by more than 17.5% (on an absolute scale and relative to the KBW Regional Banking Index) between the execution of the Merger Agreement and the effective time (subject to Columbia’s ability to contribute additional cash consideration), as described above. Upon termination of the Merger Agreement under certain circumstances, West Coast will be obligated to pay Columbia a termination fee of $20 million. Upon termination of the Merger Agreement in certain other limited circumstances, Columbia will be obligated to pay West Coast a termination fee of $5 million.

Upon consummation of the Merger, the Board of Directors of West Coast will consist of the directors serving on the Board of Directors of Columbia prior to the effective time of the Merger plus one independent director from the Board of Directors of West Coast, to be selected by Columbia’s Nominating and Corporate Governance Committee.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, unless otherwise specified therein, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Columbia or West Coast, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Columbia, West Coast, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and West Coast and a prospectus of Columbia, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Columbia and West Coast make with the SEC.

Concurrently with the execution of the Merger Agreement, MFP Partners, L.P., GF Financial, L.L.C. and Castle Creek Partners IV, LP (the “Principal Shareholders”) have each entered into separate Stock Conversion, Voting and Support Agreements with Columbia pursuant to which such Principal Shareholders have agreed, subject to the terms set forth therein, to convert their shares of Series B Preferred Stock into shares of West Coast common stock and to vote their shares that are entitled to vote in favor of the Merger and related matters, and to become subject to certain transfer restrictions with respect to their holdings of West Coast securities and to certain standstill restrictions with respect to Columbia. In addition, concurrently with the execution of the Merger Agreement, certain directors of West Coast have entered into a Voting and Non-Competition Agreement with Columbia and West Coast pursuant to which such directors have agreed, subject to the terms set forth therein, to vote their shares of West Coast common stock in favor of the Merger and related matters, and to become subject to certain transfer and non-compete restrictions. Concurrently with the execution of the Merger Agreement, each of the directors of Columbia has also entered into a Voting Agreement with Columbia and West Coast pursuant to which, subject to the terms set forth therein, such directors have agreed to vote their shares of Columbia common stock in favor of the Stock Issuance and related matters and to become subject to certain transfer restrictions. Each of these agreements terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances. The foregoing summary of the voting agreements does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Exhibits 99.1 (Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated September 25, 2012), 99.2 (Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and GF Financial, L.L.C. dated September 25, 2012), 99.3 (Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and MFP Partners, L.P. dated September 25, 2012), 99.4 (Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., West Coast Bancorp and certain directors of West Coast Bancorp dated September 25, 2012) and 99.5 (Form of Voting Agreement by and among West Coast Bancorp, Columbia Banking System, Inc. and directors of Columbia Banking System, Inc. dated September 25, 2012) to the Current Report on Form 8-K filed the date hereof by Columbia, and are incorporated herein by reference.

The disclosure set forth in Item 3.03 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

On September 25, 2012, in connection with the transactions contemplated by the Merger Agreement, West Coast entered into Amendment No. 1 (the “Plan Amendment”) to its Tax Benefit Preservation Plan, dated as of October 23, 2009 (the “Plan”), between West Coast and Wells Fargo Bank, National Association, as rights agent. The Plan Amendment provides that neither Columbia nor Sub (as defined in the Merger Agreement) will be deemed an Acquiring Person under the Plan solely by virtue of the execution and performance of the Merger Agreement or the voting agreements entered into by Columbia and referenced above, or the consummation of the Mergers or any other transaction contemplated by the Merger Agreement, and further provides that neither a Share Acquisition Date or a Distribution Date triggering the distribution of right certificates will be deemed to have occurred solely as a result of the execution and performance of the Merger Agreement or the voting agreements or the consummation of the Mergers or any other transaction contemplated by the Merger Agreement. The Plan Amendment also provides for the expiration of rights immediately prior to the effective time of the Merger.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On September 25, 2012, in connection with the transactions contemplated by the Merger Agreement, the Board of Directors of West Coast amended the Amended and Restated Bylaws of West Coast (the “Bylaws Amendment”) to provide that the provisions of Sections 60.801 to 60.816 of the Oregon Business Corporation Act will not apply to acquisitions of West Coast’s voting shares.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Columbia’s or West Coast’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Columbia nor West Coast assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and West Coast, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Columbia’s stock price before closing, including as a result of the financial performance of West Coast prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and West Coast operate; (iv) the ability to promptly and effectively integrate the businesses of Columbia and West Coast; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on merger-related issues. For more information, see the risk factors described in each of Columbia’s and West Coast’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”).

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and West Coast and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Columbia and West Coast are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE TRANSACTION.

Investors will also be able to obtain these documents, free of charge, from West Coast by accessing West Coast’s website at www.wcb.com under the heading “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035.

Participants in Solicitation

West Coast and Columbia and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of West Coast and Columbia in connection with the Merger. Information about the directors and executive officers of West Coast and their ownership of West Coast common stock is set forth in the proxy statement for West Coast’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2012. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 22, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith or incorporated herein by reference:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2012, by and among Columbia Banking System, Inc., West Coast Bancorp, and, from and after its accession, Sub (as defined therein) (the disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

3.1	Amendment to the Amended and Restated Bylaws of West Coast Bancorp, adopted September 25, 2012.

4.1	Amendment No. 1, dated as of September 25, 2012, to the Tax Benefit Preservation Plan, dated as of October 23, 2009, between West Coast Bancorp and Wells Fargo Bank, National Association.

99.1	The Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.1 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.2	The Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and GF Financial, L.L.C. dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.2 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.3	The Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and MFP Partners, L.P. dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.3 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.4	The Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., West Coast Bancorp and certain directors of West Coast Bancorp dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.4 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.5	The Form of Voting Agreement by and among West Coast Bancorp, Columbia Banking System, Inc. and directors of Columbia Banking System, Inc. dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.5 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST BANCORP

Date: September 28, 2012	By:	/s/ Robert D. Sznewajs
	Name:	Robert D. Sznewajs
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2012, by and among Columbia Banking System, Inc., West Coast Bancorp, and, from and after its accession, Sub (as defined therein) (the disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

3.1	Amendment to the Amended and Restated Bylaws of West Coast Bancorp, adopted September 25, 2012.

4.1	Amendment No. 1, dated as of September 25, 2012, to the Tax Benefit Preservation Plan, dated as of October 23, 2009, between West Coast Bancorp and Wells Fargo Bank, National Association.

99.1	The Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and Castle Creek Capital Partners IV, LP dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.1 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.2	The Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and GF Financial, L.L.C. dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.2 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.3	The Stock Conversion, Voting and Support Agreement by and between Columbia Banking System, Inc. and MFP Partners, L.P. dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.3 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.4	The Form of Voting and Non-Competition Agreement by and among Columbia Banking System, Inc., West Coast Bancorp and certain directors of West Coast Bancorp dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.4 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.

99.5	The Form of Voting Agreement by and among West Coast Bancorp, Columbia Banking System, Inc. and directors of Columbia Banking System, Inc. dated September 25, 2012, filed by Columbia Banking System, Inc. as Exhibit 99.5 to its Current Report on Form 8-K filed the date hereof is incorporated herein by reference.